Exhibit 99.2
Contact Information:

Brainerd Communicators, Inc.

Tony Herrling
212-739-6738
herrling@braincomm.com

Brad Edwards
212-739-6724
edwards@braincomm.com

K-V Pharmaceutical Company Files Voluntary Petitions for Reorganization to Restructure Financial Obligations

Company continues to operate its businesses and serve the needs of healthcare providers and patients

St. Louis, MO, August 4, 2012 – K-V Pharmaceutical Company (NYSE: KVa/ KVb) (“K-V” or “the Company”) and certain of its domestic subsidiaries today filed voluntary Chapter 11 petitions under the U.S. Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York, seeking the protection of Chapter 11 while it seeks to restructure its financial obligations.

The Company intends to continue to operate during the reorganization, subject to the supervision and orders of the Bankruptcy Court and in accordance with applicable provisions of the Bankruptcy Code, paying employees and vendors in the normal course of business for goods and services provided postfiling, and providing its women’s health care products without interruption to meet the needs of the healthcare providers and patients it serves.

“K-V came to this decision to seek the protection of Chapter 11 reluctantly, after exploring a full range of options,” said Greg Divis, President and CEO of K-V Pharmaceutical. “Prior to filing our petitions, our Company has worked tirelessly to address significant financial obligations, stemming from legacy regulatory and legal issues. The Company has been unable to realize the full value of its most important product, Makena® (hydroxyprogesterone caproate injection), because of a lack of enforcement of the orphan drug marketing exclusivity granted to K-V for Makena® by the Food and Drug Administration (FDA). The lack of enforcement has also led certain state Medicaid agencies to impose barriers to access to Makena® on low-income pregnant women at high risk for recurrent preterm birth, despite those states’ legal obligation to cover FDA-approved drugs.  The Chapter 11 filing is intended to provide K-V with the time needed to continue to conduct our business and restructure our financial obligations as we continue our efforts to ensure that all clinically-indicated patients have access to Makena®.  It is our intention to emerge from this restructuring as a stable and competitive company, able to continue to provide quality products to support the health of women across the stages of their lives.”

Further Background to K-V’s Chapter 11 Petition

The Company reported in its filing papers that restrictions on reimbursement imposed by a number of State Medicaid agencies, as well as significant restrictions on manufacturing and marketing of other K-V products imposed by a previous FDA Consent Decree agreed to by the Company in March 2009 have also had a major negative impact on its revenues and ability to meet short and long-term obligations.

These obligations include a milestone payment under the terms of the Company’s agreement with Hologic Inc. pursuant to which the Company purchased all rights to Makena®.  The Company was unsuccessful prior to the filing in obtaining a renegotiation of the milestone payments owed to Hologic on terms that were acceptable to the Company.  As a result, the Company was forced to file these Chapter 11 cases.  The Company has enough cash on hand to operate its business in the near term and intends to seek new financing and use of cash collateral to provide additional time to enable the Company to continue operations, as it takes additional steps to restructure its financial obligations.

The Company has also been actively managing a number of legacy liabilities, most notably the impact of the consent decree formed with the FDA in March 2009, the penalties associated with its settlement with the U.S. Department of Justice in December 2011 related to the Company’s former ETHEX generic pharmaceutical subsidiary, and other ongoing securities and other litigation matters.

Subject to the approval of the Bankruptcy Court, K-V has retained the services of Willkie Farr & Gallagher LLP as bankruptcy counsel, Williams & Connolly LLP as special litigation counsel, and SNR Denton as special litigation counsel. In addition, K-V has retained Jefferies & Co., Inc. as financial advisor and investment banker.

About K-V Pharmaceutical Company

K-V Pharmaceutical Company is a specialty branded pharmaceutical company with a primary focus in the area of women’s healthcare. As such, we are committed to advancing the health of women across all the stages of their lives.

For further information about K-V Pharmaceutical Company, please visit the Company’s corporate Website at www.kvpharmaceutical.com.

Cautionary Note Regarding Forward-looking Statements

This release contains various forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995 (the “PSLRA”) and which may be based on or include assumptions concerning our operations, future results and prospects. Such statements may be identified by the use of words like “plan,” “expect,” “aim,” “believe,” “project,” “anticipate,” “commit,” “intend,” “estimate,” “will,” “should,” “could,” “potential” and other expressions that indicate future events and trends.

All statements that address expectations or projections about the future, including, without limitation, statements about product launches, governmental and regulatory actions and proceedings, market position, revenues, expenditures and the impact of the recall and suspension of shipments on revenues, adjustments to the financial statements, the filing of amended SEC filings and other financial results, are forward-looking statements.

All forward-looking statements are based on current expectations and are subject to risk and uncertainties. In connection with the PSLRA’s “safe harbor” provisions, we provide the following cautionary statements identifying important economic, competitive, political, regulatory and technological factors, among others, that could cause actual results or events to differ materially from those set forth or implied by the forward-looking statements and related assumptions. Such factors include (but are not limited to): (1) the ability of the Company and its subsidiaries to continue as a going concern; (2) the ability of the Company and its subsidiaries to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 cases; (3) the ability of the Company and its subsidiaries to prosecute, develop and consummate one or more plans of reorganization with respect to the Chapter 11 cases; (4) the effects of the bankruptcy filing on the Company and its subsidiaries and the interests of various creditors, equity holders and other constituents; (5) the effects of rulings of the Bankruptcy Court in the Chapter 11 cases and the outcome of the cases in general; (6) the length of time the Company and its subsidiaries will operate under the Chapter 11 cases; (7) risks associated with third-party motions in the Chapter 11 cases, which may interfere with the ability of the Company and its subsidiaries to develop one or more plans of reorganization and consummate such plans once they are developed; (8) the potential adverse effects of the Chapter 11 proceedings on the Company’s liquidity or results of operations; (9) the ability to execute the Company’s business and restructuring plans; (10) increased legal costs related to the Company’s bankruptcy filing and other litigation; (11) the ability to continue listing of its Class A Common Stock and Class B Common Stock on the New York Stock Exchange; and (12) the ability of the Company and its subsidiaries to maintain contracts that are critical to their operation, including to obtain and maintain normal terms with their vendors, customers and service providers and to retain key executives, managers and employees.

This discussion is not exhaustive, but is designed to highlight important factors that may impact our forward-looking statements.

Because the factors referred to above, as well as the statements included in Part I, Item 1A—“Risk Factors,” of our Annual Report on Form 10-K for the fiscal year ended March 31, 2012 and under the heading “Risk Factors” in our Registration Statement on Form S-1 filed with the Securities and Exchange Commission on July 31, 2012, could cause actual results or outcomes to differ materially from those expressed in any forward-looking statements made by us or on our behalf, you should not place undue reliance on any forward-looking statements. All forward-looking statements attributable to us are expressly qualified in their entirety by the cautionary statements in this “Cautionary Note Regarding Forward-Looking Statements” and the risk factors that are included under Part I, Item 1A of the our Annual Report on Form 10-K for the fiscal year ended March 31, 2012 and under the heading “Risk Factors” in our Registration Statement on Form S-1 filed with the Securities and Exchange Commission on July 31, 2012. Further, any forward-looking statement speaks only as of the date on which it is made and we are under no obligation to update any of the forward-looking statements after the date of this release. New factors emerge from time to time, and it is not possible for us to predict which factors will arise, when they will arise and/or their effects. In addition, we cannot assess the impact of each factor on our future business or financial condition or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.